UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2022

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1605 Westgate Circle, Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 266-4622

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	IMAC	NASDAQ Capital Market
Warrants to Purchase Common Stock	IMACW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

See Item 5.07 below regarding Proposal 2 and Exhibit 3.1 hereto, which are incorporated herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 6, 2022, IMAC Holdings, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at the Company’s offices located at 1605 Westgate Circle, Brentwood, Tennessee 37027, at 11:00 a.m., local time. As of May 10, 2022, the record date of the Annual Meeting, there were a total of 26,485,167 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. A total of 17,121,564 votes were represented at the Annual Meeting, and a quorum was present. The following proposals were submitted to the shareholders:

1. the election of five directors nominated by the Company’s board of directors (the “Board”) named in the Proxy Statement (defined below);

2. the amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares;

3. the amendment of the Company’s 2018 Incentive Compensation Plan increasing the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares;

4. the ratification of the appointment of Cherry Bekaert LLP as the Company’s auditors for the year ending December 31, 2022; and

5. the approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers.

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed May 17, 2022 (the “Proxy Statement”).

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and whether each proposal was approved, is set forth below.

1. The election of five directors nominated by the Board and named in the Proxy Statement.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jeffrey S. Ervin	8,115,524	72,982	256,647	8,676,411
Matthew C. Wallis	7,585,369	72,982	786,802	8,676,411
Maurice E. Evans	7,952,216	72,982	419,955	8,676,411
Michael D. Pruitt	7,968,823	72,982	403,348	8,676,411
Cary W. Sucoff	7,317,755	72,982	1,054,416	8,676,411

The five nominees listed above were elected to the Board. Consistent with the Company’s certificate of incorporation, each director will serve until the Company’s 2023 annual meeting of stockholders and, in each case, until a successor has been elected and qualified, or until his earlier death, resignation or removal.

2. The amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock to 60,000,000 shares from 30,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
16,450,603	639,036	31,923	2

The proposal to approve the amendment to the Company’s certificate of incorporation was approved.

3.The amendment to the Company’s 2018 Incentive Compensation Plan to increase the number of shares of common stock reserved for issuance thereunder by 1,000,000 shares.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
8,006,220	432,922	6,010	8,676,412

The proposal to approve the amendment to the Company’s 2018 Incentive Compensation Plan was approved.

4. The ratification of the appointment of Cherry Bekaert LLP as the Company’s auditors for the year ending December 31, 2022.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
17,001,518	32,517	87,529	0

The appointment of Cherry Bekaert LLP as the Company’s auditors for the year ending December 31, 2022 was ratified.

5. The approval (on an advisory, non-binding basis) of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
7,677,089	739,380	28,684	8,676,411

The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, filed July 7, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 2022	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey Ervin
	Name:	Jeffrey Ervin
	Title:	Chief Executive Officer